SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2015
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
17	SUBSEQUENT EVENTS

On March 7, 2016, The Board of Directors approved to declare a cash dividend of US$0.15 per ordinary share to shareholders as of the close of trading on April 6, 2016. The cash dividend will be paid on or about May 30, 2016. The aggregate amount of cash dividends to be paid is approximately US$8.6 million.